SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: December 27, 2006

                        Medical Staffing Solutions, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Nevada                     000-23967                   91-2135006
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

8150 Leesburg Pike, Suite 1200, Vienna, Virginia                   22182
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   (Address of principal executive offices)                      (Zip code)

Registrant's telephone number, including area code:            (703) 641-8890
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Item 1.03 Bankruptcy or Receivership

      On December 27, 2006 the Registrant and two of its domestic subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of Virginia (Alexandria Division)("Bankruptcy Court"). Case nos.: 06-11822, 06-11821, and 06-11823. Each of the Registrant and each of the subsidiaries remains in possession of its assets and properties and continues to operate its business as a "debtor-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and Orders of the Bankruptcy Court.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MEDICAL STAFFING SOLUTIONS, INC.

Date: December 28, 2006                        By: /s/ Dr. Brajnandan B. Sahay
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                                                   Dr. Brajnandan B. Sahay
                                                   President